EXHIBIT 10.4

                          STANDBY CREDITOR'S AGREEMENT

         AGREEMENT, made this 22nd day of December, 2000, by and between and between NEW YORK BUSINESS DEVELOPMENT CORPORATION, a domestic corporation organized and existing pursuant to Article V-A of the Banking Law of the State of New York with an office and its principal place of business located at 50 Beaver Street, Albany, New York 12207 (the "Lender"), and FORT ORANGE PAPER COMPANY, INC., a domestic corporation with an office at its principal place of business located at 1900 River Road, Castleton-on-Hudson, New York (the "Standby Borrower"), and RELM WIRELESS CORPORATION, a Nevada corporation with an office at its principal place of business located at 7100 Technology Drive, West Melbourne, Florida 32904 ("Standby Creditor").

         WHEREAS, the Standby Borrower is indebted to the Lender on account of one or more credit facilities; and

         WHEREAS, Standby Borrower is indebted to Standby Creditor which indebtedness is evidenced by a promissory note in the original principal amount of Six Hundred Thousand Dollars ($600,000.00), a copy of which is attached hereto and made a part hereof as Exhibit "1" (the "Note"); and

         WHEREAS, the Lender has requested Standby Creditor to enter into this Agreement to indicate its acknowledgment of the indebtedness of Standby Borrower to the Lender and to agree to certain terms and conditions in connection with the exercise of its rights under the Note.

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         NOW, THEREFORE, in consideration of the payment of $1.00 and other valuable consideration in receipt in sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are true and correct.

         2. Standby Creditor agrees that it will not accept principal or interest payments on account of the Note without the written consent of the Lender.

         3. The Lender agrees to consent to making of an annual payment on the Note by the Standby Borrower and to the Standby Creditor's acceptance of that payment provided that the audited statement for the most recently ended fiscal year indicates no uncured defaults in any loan or other agreement to which the Standby Borrower is a party, all payments to the Lender have been made as agreed, and the Standby Borrower has achieved a debt service coverage ratio, as determined by the Lender, of 1.2 to 1.0 or greater.

         4. The Standby Creditor agrees that it will not take any action to collect the indebtedness evidenced by the Note whether from the Standby Debtor or any guarantor of the indebtedness of the Standby Debtor to the Standby Creditor, without the written consent of the Lender or realize on its collateral.

         5. The Lender in its sole discretion, may take any action without affecting this Agreement, including but not limited to, the following:

                  i.       Modify the term of the Lender's Loan;

                  ii.      Grant an extension and renewal of the Lender's Loan;

                  iii. Defer payment or enter into a workout agreement of the Lender's Loan; or

                  iv. Release or substitute collateral security of the Lender's Loan;


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                  v.       Collect on existing collateral or require additional
                           collateral in connection with the Lender's Loan;

                  vi.      Agree to release, compromise or settle the Lender's
                           Loan.

         6. This Agreement applies to any successor to Standby Creditor or assignee of this Agreement or of the Note including any Bankruptcy Trustee, receiver or surety.

         7. Excluding that certain promissory note dated of even date herewith from the Standby Borrower to the Standby Creditor in the original principal amount of Three Hundred Thousand ($300,000.00; (the "$300K Note"), additional notes made by Standby Borrower and delivered to Standby Creditor will be subject to the terms of this Agreement unless the Lender agrees otherwise in writing.

         8. This Agreement shall terminate upon the payment in full of the Lender's Loan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       NEW YORK BUSINESS DEVELOPMENT CORPORATION

                                       By: _____________________________________
                                           Andrew M. Linchan
                                           Senior Vice President


                                       FORT ORANGE PAPER COMPANY, INC.

                                       By: /s/ JOHN HAY, JR.
                                          --------------------------------------
                                          John Hay, Jr.
                                          President


                                       RELM WIRELESS CORPORATION

                                       By: /s/ DONALD GOEBERT
                                          --------------------------------------
                                       Its: CHAIRMAN
                                            ------------------------------------



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